Exhibit 32.2


          CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT
             AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Amendment to the Annual Report on Form 10-K/A for the year ending December 31, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie Sansom-Reese, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the  requirements  of section
                    13(a) or 15(d) of the Securities Act of 1934; and

                (2) The information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ Julie Sansom-Reese
----------------------
Julie Sansom-Reese
Chief Financial Officer
(principal financial and accounting officer)

August 19, 2004

























                                     32.2-1